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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 2002


                           priceline.com Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-25581                   06-1528493
----------------------------   ------------------------  -----------------------
(State or other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)



    800 Connecticut Avenue, Norwalk, Connecticut                   06854
------------------------------------------------------       -----------------
        (Address of principal office)                            (zip code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

         On November 25, 2002, priceline.com announced that Jeffery H. Boyd was named as priceline.com's Chief Executive Officer. The information set forth in this paragraph is qualified in its entirety by reference to the press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          EXHIBITS.

            99.1 Press release issued by priceline.com Incorporated on November 25, 2002.















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PRICELINE.COM INCORPORATED



                                    By:       /s/ Jeffery H. Boyd
                                       -----------------------------------------
                                       Name: Jeffery H. Boyd
                                       Title: President and Chief
                                                 Executive Officer


Date:  November 25, 2002


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

   99.1 Press release issued by priceline.com Incorporated on November 25, 2002.